 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2020

Rivulet Media, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32201 (Commission File Number)	33-0824714 (IRS Employer Identification No.)

1206 East Warner Road, Suite 101-I, Gilbert, Arizona 85296
 (Address of Principal Executive Offices) (Zip Code)

(480) 225-4052
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01
Entry into a Material Definitive Agreement

The information set forth in Items 2.03 and 3.02 is incorporated by reference into this Item 1.01.

The descriptions of the convertible notes and subscription agreements below are only a summary of the material terms of the agreements, do not purport to be a complete description of the agreements, and are qualified in their entirety by reference to the form of agreements, copies of which are filed as Exhibits 10.1, 10.2, and 10.3 and incorporated herein by reference.

Item 2.03
Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 16, 2020, The Scott & Jacqueline Weisenburger Family Trust (the “Trust”), as the sole holder of Series A Convertible Notes payable by Rivulet Media, Inc. (the “Company”), consented to the amendment and restatement of the Series A Convertible Promissory Note in the amount of $100,000 originally disclosed by the Company on the Form 8-K filed on October 22, 2020 (the “Original Note”), as required by the terms of the Original Note.

As with the Original Note, the amended and restated note (the “Amended Note”) is unsecured, matures two years from the date of the note, bears interest at the rate of 5%, and requires no payments of interest or principal until the maturity date. However, the Amended Note is convertible at the election of the holder into shares of common stock of the Company (“Shares”) at a conversion price of $0.40 per Share, and will automatically convert into Shares should the closing price of the Shares as reflected on the OTC Market reach $0.60 or higher. The Original Note was convertible at the election of the holder into Shares at a conversion price of $0.80 per Share, and would have automatically converted into Shares should the closing price of the Shares on the OTC Market have reached $1.20 or higher.

Item 3.02
Unregistered Sales of Equity Securities

On November 20, 2020, the Company sold 1,000,000 Shares to the Trust at a price of $0.10 per Share for total proceeds of $100,000. On November 30, 2020, the Company sold 1,100,000 Shares to Lawrence Silver at a price of $0.10 per Share for total proceeds of $110,000. Also on November 30, 2020, the Company sold 1,100,000 Shares to Daniel Crosser at a price of $.10 per Share for total proceeds of $110,000. On December 3, 2020, the Company entered into a Subscription Agreement to sell 4,800,000 Shares to Jennifer Farrell at a price of $0.10 per Share for total proceeds of $480,000.

The information set forth in Item 2.03 above is incorporated by reference into this Item 3.02.

In each case, the Original Note, the Amended Note, and the Shares were issued in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder.

Item 9.01
Financial Statements and Exhibits.

(d)
Exhibits.

10.1
Form of Subscription Agreement for Amended Note.
10.2
Form of Amended Note.
10.3
Form of Subscription Agreement for Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 31, 2020

Rivulet Media, Inc., a Delaware corporation

By: /s/ Michael Witherill
      Michael Witherill, President